UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2015

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida 33180
(Address of Principal Executive Offices) (Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective March 18, 2015, the Board of Directors of Trade Street Residential, Inc. (the “Company”) approved Amendment Number 1 (the “Amendment”) to the Company’s Third Amended and Restated Bylaws, which specifies that the sole and exclusive forum for certain legal actions involving the Company shall be the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, unless the Company consents in writing to the selection of an alternate forum.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment Number 1 to Third Amended and Restated Bylaws, effective March 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: March 18, 2015	By:	/s/ Richard H. Ross
Richard H. Ross Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment Number 1 to Third Amended and Restated Bylaws, effective March 18, 2015.